Investment	9 Months Ended
Sep. 30, 2025
Investment
Investment

7.	Investment:

The Company has an investment in a privately held company over which the Company exercises no control or significant influence. The fair value of the investment at December 31, 2024 was estimated using a market-based approach with primarily unobservable inputs, including the comparable enterprise value to revenue multiples discounted for considerations such as the lack of marketability and other differences between the comparable peer group and the privately held company. Revenue multiples were selected from comparable public companies based on industry, size, target markets, and other factors that the Company considers to be reasonable. The comparable enterprise value to revenue multiple was applied to the trailing twelve months actual revenues of the privately held company to determine the enterprise value of the privately held company. Once the enterprise value of the privately held company was determined the net debt was removed (total debt less cash) and the remaining equity value was allocated to the capital of the privately held company in order of ranking (e.g., preferred shares, common shares). At September 30, 2025, the Company estimated that there was no significant change in the fair value of the investment. A 20% change in the estimated value of the investment would impact net income by approximately $155.

Intermap Technologies corporation

Notes to Condensed Consolidated Interim Financial Statements

(In thousands of United States dollars, except per share information)

(Unaudited)

For the three and nine months ended September 30, 2025 and 2024	Page 5